OPPENHEIMER DISCOVERY FUND
Supplement dated February 5, 2010 to the

Statement of Additional Information dated January 28, 2010

This supplement amends the Statement of Additional Information dated January 28, 2010 by adding the following at the end of the section titled “Other Investment Techniques and Strategies” on page 14:

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

•	obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

•

short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

•	certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

February 5, 2010                                                                                                                                                                                                                                                        PX0500.017